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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report dated February 23, 2000, included in the Annual Report of Spinnaker Exploration Company on Form 10-K for the year ended December 31, 1999, into Spinnaker Exploration Company's previously filed Registration Statement No. 33-89779 on Form S-8.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 1, 2000